UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 1, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 1, 2011, Bala Balamurali resigned as Chief Executive Officer of Intelligent Communication Enterprise Corporation.  Mr. Balamurali will now serve as the Company’s Executive Director.  His compensation will remain unchanged.

On June 1, 2011, the Company’s board of directors approved the appointment of Victor Jeffrey as Chief Executive Officer with immediate effect.

Mr. Jeffrey is a co-founder and CEO of Global Integrated Media Ltd. and Asian Integrated Media Ltd. and the expanded Chelsea Media Operations, which has operated throughout seven different Asian countries since 1995.

Altogether Mr. Jeffrey has over 21 years of experience throughout Asia.  He began his business with book and magazine publishing in Hong Kong, and he has resided in the Philippines, Malaysia, Hong Kong, and Singapore.  As founder and managing director of Chelsea Media Ltd., he worked on the launch of HSBC’s customer loyalty magazine “Select” for their Privilege Customer account holders.  He has worked on branding programs for entities including American Express, Coke, HSBC, Shangri–la, AIA, Visa, McDonalds, and many others.  His Hong Kong-based company is the exclusive worldwide marketing representative for Cathay Pacific and Dragon Air in-flight magazines.  Mr. Jeffrey has served as the Company’s Editor-in-Chief since September 2011 until present.

Mr. Jeffrey will be paid US$15,000 a month (payable US$5,000 in cash and $10,000 in the Company’s common stock) during the initial 12-month term of his employment agreement.

EXPLANATORY NOTE

The information included in Item 7.01 and Exhibit 99.01 is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On June 1, 2011, Intelligent Communication Enterprise Corporation issued a press release, a copy of which is attached as Exhibit 01

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

10	Material Contracts
10.29	Employment Agreement between Intelligent Communication Enterprise Corporation and Victor Jeffery effective June 1, 2011	Attached

99	Miscellaneous
99.01	Press release dated June 1, 2011	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: June 1, 2011	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer